SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)    December 18, 1996
                                                        -----------------



                                   Adage, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Pennsylvania             33-31797            04-2225121
            ------------             --------            ----------


                  400 Willowbrook Lane, West Chester, Pa 19382
                  --------------------------------------------


        Registrant's telephone number, including area code 610-430-3900
                                                           ------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5  --  OTHER EVENTS


THE REGISTRANT ISSUED A PRESS RELEASE DATED DECEMBER 18, 1996 ANNOUNCING THE COMPANY'S BUSINESS STRATEGY AND UPDATED STATUS OF ITS IMPLEMENTATION. THE PRESS RELEASE IS APPENDED AS EXHIBIT 1.


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Pursuant to the requirements of securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ADAGE, INC.




                                            /s/ Robert T. Holland
                                                ------------------------------
                                                Robert T. Holland
                                                Vice President - Finance


Date: December 18, 1996


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